UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2002


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


         New Jersey                      1-10518              22-2553159
         ----------                      -------              ----------
 (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)              File Number)       Identification No.)


             Park 80 West/Plaza Two, Saddlebrook, NJ      07663
             ---------------------------------------      -----
          (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (201) 703-2265


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01    Amendment of a Material Definitive Agreement

     On May 26, 1995, Interchange Financial Services Corporation (the "Corporation") and Anthony S. Abbate, President and Chief Executive Officer of the Corporation (the "Executive"), entered into a change of control agreement (the "Agreement"). Under the Agreement, if a change in control of the Corporation occurs, and if the Executive's employment is terminated by the Corporation other than for cause, disability or retirement, or by the Executive for good reason, the Executive is entitled to receive a severance payment, as provided by the Agreement.

     On August 12, 2002, the Corporation and the Executive executed an amendment to the Agreement to clarify the calculation of the change in control payment. The Agreement, as amended, provides that the Executive is to receive a lump sum equal to three times the Executive's annual salary at the highest rate in effect during the twelve months immediately preceding the date of termination, plus a lump sum amount equal to the greater of $300,000 or the sum of all bonuses earned by the Executive during the three calendar years preceding the calendar year of the date of termination. The amendment to the Agreement is attached hereto as Exhibit 10(f)(3).

Item 9.01    Financial Statements and Exhibits

(d) The following is filed with this Current Report on Form 8-K:

    Exhibit No.  Description

    10(f)(3) Amendment to the Change in Control Agreement for the Registrant's President and Chief Executive Officer, dated August 12, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



    Dated:  April 13, 2006          INTERCHANGE FINANCIAL
                                    SERVICES CORPORATION



                                    By:  /s/ Charles T. Field
                                         _______________________

                                    Name:    Charles T. Field
                                    Title:   SVP and Chief Financial Officer

                                  Exhibit Index

Exhibit No.  Description

10(f)(3) Amendment to the Change in Control Agreement for the Registrant's President and Chief Executive Officer, dated August 12, 2002.

               AMENDMENT TO AGREEMENT ENTERED INTO BY AND BETWEEN
                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                                       AND
                                ANTHONY S. ABBATE

     WHEREAS, Interchange Financial Services Corporation ("Company") entered into a change of control agreement with Anthony S Abbate ("Executive") ("Agreement");

     WHEREAS, the Company and Executive desire to amend the Agreement to clarify the calculation of the change in control payment; and

     WHEREAS, pursuant to Section 9 of the Agreement, the Agreement may be modified as agreed to in wilting by the Executive and such officer of the Company as may be specifically designated by the Board of Directors of the Company; and, by his executor thereof, Executive agrees that such Amendment may be executed by the Chairman of the Boards

     NOW THEREFORE, RE IT RESOLVED that the Agreement is hereby amended effective the date this Amendment is executed as follows:

     1. Agreement Section 4(ii) is deleted in its entirety and the following is substituted in its place:

          "(ii) In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay as severance pay to you on the fifth day following the Date of
          Termination: (a) a lump sum amount equal to three (3) times your annual base salary at the highest rate in effect during the twelve
          (12) months immediately preceding your Date of Termination; plus (b) a lump sum amount equal to the greater of: (i) $300,000; or (ii) the sum of all bonuses earned by you (without regard to the date of payment) during the three calendar years preceding the calendar year in which occurs your Date of Termination"

     IN WITNESS WHEREOF, this Amendment has been executed this 12th day of August 2002.

INTERCHANGE FINANCIAL SERVICES CORP.        EXECUTIVE



By:/s/ Anthony D. Andora                    By: /s/ Anthony S. Abbate
   ---------------------------                  -------------------------------
   Anthony D. Andora                            Anthony S. Abbate
   Chairman of the Board